Variable Interest Entities	6 Months Ended
Jun. 30, 2015
Variable interest entities [Abstract]
Variable interest entities [Text Block]

NOTE 3: VARIABLE INTEREST ENTITIES

Generally, a variable interest entity (“VIE”) is a corporation, partnership, trust, or other legal structure that does not have equity investors with substantive or proportional voting rights or has equity investors that do not provide sufficient financial resources for the entity to support its activities.

At June 30, 2015, the Company did not have any consolidated VIEs to disclose but did have one nonconsolidated VIE, discussed below.

Trust Preferred Securities

The Company owns the common stock of a subsidiary business trust, Auburn National Bancorporation Capital Trust I, which issued mandatorily redeemable preferred capital securities (“trust preferred securities”) in the aggregate of approximately $7.0 million at the time of issuance. This trust meets the definition of a VIE of which the Company is not the primary beneficiary; the trust’s only assets are junior subordinated debentures issued by the Company, which were acquired by the trust using the proceeds from the issuance of the trust preferred securities and common stock. The junior subordinated debentures of approximately $7.2 million are included in long-term debt and the Company’s equity interest of $0.2 million in the business trust is included in other assets. Interest expense on the junior subordinated debentures is included in interest expense on long-term debt.

The following table summarizes VIEs that are not consolidated by the Company as of June 30, 2015.

	Maximum	Liability
(Dollars in thousands)	Loss Exposure	Recognized	Classification
Type:
Trust preferred issuances	N/A	$7,217	Long-term debt